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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): May 18, 2000

                                 Synopsys, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      000-19807               56-1546236
----------------------------       -------------------      -------------------
State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

         700 East Middlefield Road, Mountain View, California 94043-4033
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 962-5000


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. Other Events

     On May 18, 2000, the Company issued a press release announcing its financial results for the fiscal quarter and six months ended April 29, 2000.

     A copy of the press release is filed as Exhibit 99.1 incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibit

          (c) Exhibit.

              Exhibit No.      Description
              -----------      ---------------
                 99.1       Press release of the Company, dated
                            May 18, 2000, relating to the financial results
                            for the fiscal quarter and six months ended April
                            29, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SYNOPSYS, INC.



Dated: May 19, 2000                By: /s/ STEVEN K. SHEVICK
                                           -------------------------------
                                           Steven K. Shevick
                                           Corporate Secretary